UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act File Number: 811-09141
Eaton Vance Municipal Income Trust
(Exact Name of registrant as Specified in Charter)
Two International Place, Boston, Massachusetts 02110
(Address of Principal Executive Offices)
Maureen A. Gemma
Two International Place, Boston, Massachusetts 02110
(Name and Address of Agent for Services)
(617) 482-8260
(registrant’s Telephone Number)
November 30
Date of Fiscal Year End
May 31, 2009
Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance
Investment Managers

EDUCATION

Semiannual Report May 31, 2009

EATON VANCE MUNICIPAL INCOME TRUST

Semiannual Report May 31, 2009
EATON VANCE MUNICIPAL INCOME TRUST

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/brokerdealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Eaton Vance Municipal Income Trust as of May 31, 2009
INVESTMENT UPDATE
Eaton Vance Municipal Income Trust (the “Trust”) is a closed-end Trust, traded on the New York Stock Exchange under the symbol “EVN,” designed to provide current income exempt from regular federal income tax. This income is earned by investing primarily in investment-grade municipal securities.
Economic and Market Conditions
During the six-month period ending May 31, 2009, investors began to see signs of hope as the capital markets generally rallied and began to stabilize. Despite continued economic weakness — the U.S. economy contracted by 6.3% (annualized) in the fourth quarter of 2008 and 5.5% (annualized) in the first quarter of 2009 — the Obama administration’s massive spending proposals served as a catalyst for optimism. February was a particularly strong month for economic data: factory orders increased 1.8%; new home sales rose 4.7%; and existing home sales surged 5.1%. The upturn in the housing market was bolstered by historically low mortgage rates, an $8,000 tax credit for first-time home buyers that was part of President Obama’s stimulus legislation, and a plethora of distressed properties on the market. Unemployment, on the other hand, rose to 9.4% in May 2009 from 7.2% in December 2008.
On February 17, 2009, President Obama signed a historic $787 billion stimulus program into law and outlined a $50 billion foreclosure rescue plan. These programs followed the $700 billion financial institution rescue legislation passed last fall. Additionally, the U.S. Federal Reserve kept the federal funds rate at a range of 0.0% to 0.25%.
During the period, municipals rallied strongly from extremely oversold levels reached in December 2008. As a result, returns for municipals were impressive for the six-month period, helping to make up for the losses incurred in the fall of 2008. The Barclays Capital Municipal Bond Index (the Index) — a broad-based, unmanaged index of municipal bonds — gained 9.0%, while many of the state Lipper categories average returns ranged from 20% to 30% for the six-month period.1
Management Discussion
Relative to the Index, the Trust outperformed (at NAV) for the six-month period ending May 31, 2009. The six-month results reflect several factors, including strong demand for longer-maturity municipal bonds and the ebbing of negative technical factors that had plagued the municipal market throughout 2008. The period included December, an important demarcation point for the municipal market, as municipal spreads reached all-time peaks during the month amid especially high uncertainty in the markets. In the period following December, the municipal market witnessed five months of dramatic rebound as headline risk abated, demand returned from investors who had sought the relative safety of Treasury bonds in 2008 and cautious optimism spread on signs of a mildly improving economy. The renewed appetite for municipal bonds was buoyed by legislative efforts aimed at supporting the municipal market, much of which focused on reducing tax-exempt municipal supply through the Build America Bonds program and the federal stimulus provided to states through the American Recovery & Reinvestment Act of 2009. The result of these events during the period was a dramatic rally for the sector as yields fell and prices rose across the yield curve.
The Trust invests primarily in bonds with stated maturities of 10 years or longer, as longer-maturity bonds historically have provided greater tax-exempt income for investors than shorter-maturity bonds. While the price declines experienced by municipals in 2008 were most pronounced on the long end of the yield curve, longer-maturity bonds outperformed shorter maturities during the period, thus providing the basis for much of the Trust’s outperformance relative to the Index. Higher allocations to revenue bonds also contributed positively as general obligation bonds trailed revenue issues during the period.
The employment of leverage and leveraged investments in the Trust, through which additional exposure to the municipal market is achieved, was yet another positive factor during the period. Leverage has the impact

[1]	It is not possible to invest directly in an Index or a Lipper Classification. The Index’s total return does not reflect expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

Past performance is no guarantee of future results.

Eaton Vance Municipal Income Trust as of May 31, 2009
INVESTMENT UPDATE
of enhancing returns during up markets while exacerbating performance on the downside. Given the broad rally in the municipal sector during the period, the use of leverage was a contributor to performance.
As we move ahead, we maintain our long-term perspective on the markets against the backdrop of relatively short periods of market volatility. We will continue to actively manage municipals in this environment — like in all others — with the same income-focused, relative value approach we have always employed. We believe that this approach, which is based on careful credit research and our decades of experience in the municipal market, has served municipal investors well over the long term. In addition, many state governments, particularly California, face significant budget deficits that are driven primarily by a steep decline in tax revenues. We will continue to monitor any new developments as state legislatures formulate solutions to address these fiscal problems.
A Note Regarding The Use Of Leverage
The Trust employs leverage through the issuance of Auction Preferred Shares (APS) and the use of tender option bond (TOB) financing.1 The Trust’s APS and TOB percentage leverage as of May 31, 2009 is reflected on page 3. The leverage created by APS and TOB investments provides an opportunity for increased income but, at the same time, creates special risks (including the likelihood of greater volatility of net asset value and share price of the common shares).
During the period, the Trust redeemed a portion of its outstanding APS, representing 394 shares and $9,850,000 in liquidation preferences, to reduce the amount of the Trust’s financial leverage. Information relating to these redemptions is contained in Note 2 to the Financial Statements.
Acquisition of National Municipal Income Trust
Prior to the opening of business on May 28, 2009, the Trust acquired the net assets of Eaton Vance National Municipal Income Trust pursuant to a plan of reorganization approved by the shareholders of Eaton Vance National Municipal Income Trust. The acquisition was accomplished by a tax-free exchange of common shares of the Trust for the common shares of Eaton Vance National Municipal Income Trust outstanding on May 27, 2009, and newly-issued Series C APS of the Trust in exchange for APS of Eaton Vance National Municipal Income Trust outstanding on May 27, 2009. See Note 11 to the Financial Statements for more information on the reorganization.

[1]	See Note 1H to the Financial Statements for more information on TOB investments.
Trust shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
The views expressed throughout this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Trust’s current or future investments and may change due to active management.

Eaton Vance Municipal Income Trust as of May 31, 2009
PERFORMANCE INFORMATION AND PORTFOLIO COMPOSITION

Trust Performance[1]
NYSE Symbol	EVN

Average Annual Total Returns (by share price)

Six Months	30.66%
One Year	-18.52
Five Years	-0.14
Ten Years	4.30
Life of Trust (1/29/99)	3.47

Average Annual Total Returns (by net asset value)

Six Months	23.83%
One Year	-23.43
Five Years	0.02
Ten Years	2.96
Life of Trust (1/29/99)	2.53

Premium/(Discount) to NAV	9.94%

Market Yields

Market Yield[2]	7.99%
Taxable-Equivalent Market Yield[3]	12.29

Index Performance[4] (Average Annual Total Returns)

	Barclays Capital Municipal Bond Index	Barclays Capital Long (22+) Municipal Bond Index

Six Months	9.00%	14.40%
One Year	3.57	-2.50
Five Years	4.41	3.81
Ten Years	4.95	4.69

Lipper Averages[5] (Average Annual Total Returns)

Lipper General Municipal Debt Funds (Leveraged)	Classification (by net asset value)

Six Months	17.36%
One Year	-5.77
Five Years	2.72
Ten Years	4.26
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or share price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Trust’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.
Portfolio Manager: Thomas M. Metzold, CFA
Rating Distribution*6
By total investments

*	The rating distribution presented above includes the ratings of securities held by special purpose vehicles in which the Trust holds a residual interest. See Note 1H to the Trust’s financial statements. Absent such securities, the Trust’s rating distribution at May 31, 2009, is as follows, and the average rating is A-:

AAA	17.1%
AA	20.6%
A	19.0%
BBB	16.8%
BB	4.3%
B	6.3%
CCC	2.4%
Not Rated	13.5%
Trust Statistics7

• Number of Issues:	190
• Average Maturity:	25.2 years
• Average Effective Maturity:	22.8 years
• Average Call Protection:	9.2 years
• Average Dollar Price:	$80.09
• APS Leverage**:	30.2%
• TOB Leverage**:	16.1%

**	APS leverage represents the liquidation value of the Trust’s Auction Preferred Shares (APS) outstanding at 5/31/09 as a percentage of the Trust’s net assets applicable to common shares plus APS and tender option bond (TOB) Floating Rate Notes. TOB leverage represents the amount of Floating Rate Notes outstanding at 5/31/09 as a percentage of the Trust’s net assets applicable to common shares plus APS and Floating Rate Notes. Floating Rate Notes in both calculations reflect the effect of TOBs purchased in secondary market transactions.

[1]	Six-month returns are cumulative. Returns are historical and are calculated by determining the percentage change in share price or net asset value (as applicable) with all distributions reinvested. The Trust’s performance at share price will differ from its results at NAV. Although share price performance generally reflects investment results over time, during shorter periods, returns at share price can also be affected by factors such as changing perceptions about the Trust, market conditions, fluctuations in supply and demand for the Trust’s shares, or changes in Trust distributions. Performance results reflect the effects of APS outstanding and TOB investments, which are forms of investment leverage. Use of leverage creates an opportunity for increased income but, at the same time, creates special risks (including the likelihood of greater volatility of net asset value and market price of common shares). [2] The Trust’s market yield is calculated by dividing the last dividend paid per common share of the semiannual period by the share price at the end of the semiannual period and annualizing the result.[3] Taxable-equivalent figure assumes a maximum 35.00% federal income tax rate. A lower tax rate would result in a lower tax-equivalent figure.[4] It is not possible to invest directly in an Index. The Indices’ total returns do not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices. Index performance is available as of month end only.[5] The Lipper Averages are the average annual total returns, at net asset value, of the funds that are in the same Lipper Classification as the Trust. It is not possible to invest in a Lipper Classification. Lipper Classifications may include insured and uninsured funds, as well as leveraged and unleveraged funds. The Lipper General Municipal Debt Funds (Leveraged) Classification (closed-end) contained 58, 58, 57 and 41 funds for the 6-month, 1-year, 5-year and 10-year time periods, respectively. Lipper Averages are available as of month end only.[6] Rating distribution is determined by dividing the total market value of the issues by the total investments of the Trust. Although the investment adviser considers ratings when making investment decisions, it performs its own credit and investment analysis and does not rely primarily on the ratings assigned by the rating services. Credit quality can change from time to time, and recently issued credit ratings may not fully reflect the actual risks posed by a particular security or the issuer’s current financial condition. The rating assigned to a security by a rating agency does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security.[7] Trust holdings information excludes securities held by special purpose vehicles in which the Trust holds a residual interest. See Note 1H to the Trust’s financial statements.

Eaton Vance Municipal Income Trust as of May 31, 2009

PORTFOLIO OF INVESTMENTS (Unaudited)

Tax-Exempt Investments — 185.3%

Principal Amount
(000’s omitted)	Security	Value

Cogeneration — 1.1%

$2,950	Maryland Energy Cogeneration, (AES Warrior Run), (AMT), 7.40%, 9/1/19	$2,277,194

		$2,277,194

Education — 13.8%

$9,000	California Educational Facilities Authority, (Stanford University), 5.25%, 12/1/32(1)	$9,296,100
2,760	Massachusetts Development Finance Agency, (Boston University), 5.45%, 5/15/59	2,695,195
1,000	Massachusetts Development Finance Agency, (Boston University), 6.00%, 5/15/59	1,054,790
500	Massachusetts Development Finance Agency, (New England Conservatory of Music), 5.25%, 7/1/38	410,405
2,490	Massachusetts Health and Educational Facilities Authority, (Harvard University), 5.00%, 10/1/38(1)	2,573,879
10	Massachusetts Health and Educational Facilities Authority, (Harvard University), 5.00%, 10/1/38	10,337
10,500	New York Dormitory Authority, (Cornell University), 5.00%, 7/1/39(1)	10,784,340
740	New York Dormitory Authority, (Rochester Institute of Technology), 6.00%, 7/1/33	782,409
910	Oregon Health and Science University, 5.75%, 7/1/39(4)	907,361
1,000	Rhode Island Health and Educational Building Corp., (University of Rhode Island), 6.25%, 9/15/34	1,027,540

		$29,542,356

Electric Utilities — 4.8%

$1,300	Brazos River Authority, TX, Pollution Control Revenue, (Texas Energy Co.), (AMT), 5.40%, 5/1/29	$578,747
4,865	Brazos River Authority, TX, Pollution Control Revenue, (Texas Energy Co.), (AMT), 8.25%, 5/1/33	2,615,667
2,000	Brazos River Authority, TX, Pollution Control Revenue, (Texas Energy Co.), (AMT), 6.75% to 4/1/13 (Put Date), 4/1/38	1,203,420
2,935	Massachusetts Development Finance Agency, (Dominion Energy Brayton Point), (AMT), 5.00%, 2/1/36	2,454,805
2,550	Pennsylvania Economic Development Financing Authority, (Reliant Energy, Inc.), (AMT), 6.75%, 12/1/36	2,425,942
1,000	Pennsylvania Economic Development Financing Authority, (Reliant Energy, Inc.), Series A, (AMT), 6.75%, 12/1/36	951,350

		$10,229,931

General Obligations — 4.3%

$5,500	California, 6.00%, 4/1/38	$5,664,175
1,595	California, (AMT), 5.05%, 12/1/36	1,367,377
2,340	Port Authority of Houston, TX, (Harris County), (AMT), 5.625%, 10/1/38(1)	2,263,248
15	Port Authority of Houston, TX, (Harris County), (AMT), 5.625%, 10/1/38	14,508

		$9,309,308

Health Care-Miscellaneous — 0.9%

$125	Osceola County, FL, Industrial Development Authority, Community Provider Pooled Loan, 7.75%, 7/1/17	$119,420
200	Puerto Rico Infrastructure Financing Authority, (Mepsi Campus Project), 6.50%, 10/1/37	151,180
333	Tax Revenue Exempt Securities Trust, Community Health Provider, (Pooled Loan Program Various States Trust Certificates), 6.00%, 12/1/36(2)	339,126
879	Tax Revenue Exempt Securities Trust, Community Health Provider, (Pooled Loan Program Various States Trust Certificates), 6.25%, 12/1/36(2)	900,582
333	Tax Revenue Exempt Securities Trust, Community Health Provider, (Pooled Loan Program Various States Trust Certificates), 7.75%, 12/1/36(2)	341,598

		$1,851,906

Hospital — 17.5%

$7,500	California Statewide Communities Development Authority, (John Muir Health), 5.00%, 8/15/34	$6,801,600
430	Camden County, NJ, Improvement Authority, (Cooper Health System), 5.00%, 2/15/25	332,524
1,610	Camden County, NJ, Improvement Authority, (Cooper Health System), 5.00%, 2/15/35	1,113,347
1,200	Camden County, NJ, Improvement Authority, (Cooper Health System), 5.25%, 2/15/27	932,196
740	Chautauqua County, NY, Industrial Development Agency, (Women’s Christian Association), 6.35%, 11/15/17	658,881
975	Chautauqua County, NY, Industrial Development Agency, (Women’s Christian Association), 6.40%, 11/15/29	738,241
445	Idaho Health Facilities Authority, (Trinity Health Credit Group), 6.25%, 12/1/33	473,854

See notes to financial statements

Eaton Vance Municipal Income Trust as of May 31, 2009

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Principal Amount
(000’s omitted)	Security	Value

Hospital (continued)

$2,575	Louisiana Public Facilities Authority, (Tuoro Infirmary), 5.625%, 8/15/29	$1,809,478
2,000	Martin County, MN, (Fairmont Community Hospital Association), 6.625%, 9/1/22	1,772,240
2,000	Massachusetts Health and Educational Facilities Authority, (Caregroup, Inc.), 5.00%, 7/1/28	1,829,600
2,800	Massachusetts Health and Educational Facilities Authority, (Caregroup, Inc.), 5.125%, 7/1/33	2,483,320
2,500	Mecosta County, MI, (Michigan General Hospital), 6.00%, 5/15/18	2,183,625
3,000	Monroe County, PA, Hospital Authority, (Pocono Medical Center), 5.25%, 1/1/43	2,588,010
2,500	New York Dormitory Authority, (Memorial Sloan-Kettering Cancer Center), 5.00%, 7/1/36(1)	2,452,600
1,465	New York Dormitory Authority, (Orange Regional Medical Center), 6.125%, 12/1/29	1,165,012
2,930	New York Dormitory Authority, (Orange Regional Medical Center), 6.25%, 12/1/37	2,188,534
5,000	North Central, TX, Health Facility Development Corp., (Baylor Healthcare System), 5.125%, 5/15/29(3)	4,856,950
1,500	St. Paul, MN, Housing and Redevelopment Authority, Health Care Revenues, (Health Partners), 5.25%, 5/15/36	1,225,455
1,000	Virginia Small Business Financing Authority, (Wellmont Health), 5.25%, 9/1/37	671,290
1,400	West Orange, FL, Health Care District, 5.80%, 2/1/31	1,256,878

		$37,533,635

Housing — 19.1%

$1,630	California Housing Finance Agency, (AMT), 4.75%, 8/1/42	$1,180,365
410	California Housing Finance Agency, (AMT), Variable Rate, 23.969%, 8/1/38(2)(5)(6)	129,458
4,870	California Rural Home Mortgage Finance Authority, (AMT), 5.50%, 8/1/47	3,065,421
4,000	Charter Mac Equity Trust, TN, 6.00%, 4/30/19(2)	4,131,560
4,000	Charter Mac Equity Trust, TN, 6.625%, 6/30/49(2)(7)	4,010,240
2,085	Colorado Housing and Finance Authority, (Birchwood Manor Project), (GNMA), (AMT), 5.50%, 9/20/36	2,081,893
1,425	Fairfax County, VA, Redevelopment and Housing Authority, (Cedar Ridge), (AMT), 4.85%, 10/1/48	1,243,056
4,135	Georgia Housing and Finance Authority, (AMT), 5.25%, 12/1/37	3,918,822
1,595	Lake Creek, CO, Affordable Housing Corp., Multi-family, 7.00%, 12/1/23	1,465,263
710	Massachusetts Housing Finance Agency, (AMT), 5.30%, 12/1/37	658,923
4,000	Muni Mae Tax-Exempt Bond, LLC, 6.875%, 6/30/49(2)	2,799,600
2,620	North Little Rock, AR, Residential Housing Facilities, (Parkstone Place), 6.50%, 8/1/21	2,419,753
3,545	Ohio Housing Finance Agency, (Residential Mortgage Backed Securities), (FNMA), (GNMA), (AMT), 4.75%, 3/1/37	3,082,484
3,325	Oregon Health Authority, (Trillium Affordable Housing), (AMT), 6.75%, 2/15/29	2,747,813
4,395	Pennsylvania Housing Finance Agency, (AMT), 4.70%, 10/1/37	3,768,361
3,300	Texas Student Housing Corp., (University of Northern Texas), 6.75%, 7/1/16	2,870,571
1,400	Virginia Housing Development Authority, (AMT), 5.10%, 10/1/35	1,366,218

		$40,939,801

Industrial Development Revenue — 29.7%

$1,680	ABIA Development Corp., TX, (Austin CargoPort Development), (AMT), 6.50%, 10/1/24	$1,288,661
4,600	Brazos River, TX, Harbor Navigation District, (Dow Chemical Co.), (AMT), 5.95%, 5/15/33	3,936,266
2,120	Broward County, FL, (Lynxs CargoPort), (AMT), 6.75%, 6/1/19	1,790,467
1,000	Butler County, AL, Industrial Development Authority, (International Paper Co.), (AMT), 7.00%, 9/1/32	872,810
3,000	California Pollution Control Financing Authority, (Browning-Ferris Industries, Inc.), (AMT), 6.875%, 11/1/27	3,000,930
1,300	California Pollution Control Financing Authority, (Solid Waste Disposal), (AMT), 5.40%, 4/1/25	1,205,191
1,060	Capital Trust Agency, FL, (Fort Lauderdale Project), (AMT), 5.75%, 1/1/32	724,213
12,000	Cartersville, GA, Development Authority Sewer and Solid Waste Disposal Facility, (Anheuser-Busch Cos., Inc.), (AMT), 5.50%, 3/1/44	9,662,520
2,830	Denver, CO, City and County Special Facilities, (United Airlines), (AMT), 5.25%, 10/1/32	1,856,112
5,305	Denver, CO, City and County Special Facilities, (United Airlines), (AMT), 5.75%, 10/1/32	3,741,935
1,000	Gulf Coast, TX, Waste Disposal Authority, (Valero Energy Corp.), 5.60%, 4/1/32	800,600
2,500	Gulf Coast, TX, Waste Disposal Authority, (Valero Energy Corp.), (AMT), 5.70%, 4/1/32	2,028,775
1,000	Houston, TX, Airport System, (Continental Airlines), (AMT), 6.75%, 7/1/29	838,970
1,350	Liberty Development Corp., NY, (Goldman Sachs Group, Inc.), 5.25%, 10/1/35(1)	1,265,042
5,390	Liberty Development Corp., NY, (Goldman Sachs Group, Inc.), 5.25%, 10/1/35	5,050,430

See notes to financial statements

Eaton Vance Municipal Income Trust as of May 31, 2009

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Principal Amount
(000’s omitted)	Security	Value

Industrial Development Revenue (continued)

$3,000	New Jersey Economic Development Authority, (Continental Airlines), (AMT), 6.25%, 9/15/29	$2,370,150
1,000	New Morgan, PA, Industrial Development Authority, (Browning-Ferris Industries, Inc.), (AMT), 6.50%, 4/1/19	1,000,000
8,140	New York, NY, Industrial Development Agency, (American Airlines, Inc. - JFK International Airport), (AMT), 7.75%, 8/1/31	7,591,038
3,500	New York, NY, Industrial Development Agency, (American Airlines, Inc. - JFK International Airport), (AMT), 8.50%, 8/1/28	3,489,465
4,630	Phoenix, AZ, Industrial Development Authority, (America West Airlines, Inc.), (AMT), 6.25%, 6/1/19	3,237,990
650	Puerto Rico Port Authority, (American Airlines, Inc.), (AMT), 6.30%, 6/1/23	300,567
2,110	Savannah, GA, Economic Development Authority, (Intercat-Savannah), (AMT), 7.00%, 1/1/38	1,555,323
6,980	St. John Baptist Parish, LA, (Marathon Oil Corp.), 5.125%, 6/1/37	5,914,573

		$63,522,028

Insured-Electric Utilities — 2.3%

$1,600	Burke County, GA, Development Authority, (Georgia Power Co.), (NPFG), (AMT), 5.45%, 5/1/34	$1,451,824
3,820	California Pollution Control Financing Authority, (Pacific Gas and Electric Co.), (FGIC), (AMT), 4.75%, 12/1/23	3,458,055

		$4,909,879

Insured-Hospital — 15.8%

$2,500	Illinois Finance Authority, (Rush University Medical Center), (NPFG), 5.25%, 11/1/35	$2,169,875
3,250	Indiana Health and Educational Facilities Finance Authority, (Sisters of St. Francis Health Services), (FSA), 5.25%, 5/15/41(1)	3,147,268
16,820	Kentucky Economic Development Authority, (Norton Healthcare, Inc.), (NPFG), 0.00%, 10/1/25	5,320,503
19,165	Kentucky Economic Development Authority, (Norton Healthcare, Inc.), (NPFG), 0.00%, 10/1/26	5,546,926
8,590	Kentucky Economic Development Authority, (Norton Healthcare, Inc.), (NPFG), 0.00%, 10/1/27	2,306,501
1,625	Maricopa County, AZ, Industrial Development Authority, (Catholic Healthcare West), (BHAC), 5.25%, 7/1/32	1,659,271
1,000	Maricopa County, AZ, Industrial Development Authority, (Mayo Clinic Hospital), (AMBAC), 5.25%, 11/15/37	1,001,000
2,500	Maryland Health and Higher Educational Facilities Authority, (Lifebridge Health), (AGC), 4.75%, 7/1/47(1)	2,189,700
10,000	New Jersey Health Care Facilities Financing Authority, (Meridian Health Center), Series I, (AGC), 5.00%, 7/1/38(1)	9,819,000
750	New Jersey Health Care Facilities Financing Authority, (Meridian Health Center), Series V, (AGC), 5.00%, 7/1/38(1)	736,425

		$33,896,469

Insured-Housing — 0.5%

$1,100	Broward County, FL, Housing Finance Authority, Multi-Family Housing, (Venice Homes Apartments), (FSA), (AMT), 5.70%, 1/1/32	$1,087,548

		$1,087,548

Insured-Lease Revenue / Certificates of Participation — 2.4%

$2,665	Hudson, NY, Yards Infrastructure Corp., (NPFG), 4.50%, 2/15/47	$2,157,557
3,000	San Diego County, CA, Water Authority, (FSA), 5.00%, 5/1/38(1)	2,928,180

		$5,085,737

Insured-Other Revenue — 4.1%

$4,210	Harris County-Houston, TX, Sports Authority, (NPFG), 0.00%, 11/15/34	$631,753
1,000	Kentucky Economic Development Finance Authority, (Louisville Arena), (AGC), 6.00%, 12/1/42	1,034,060
10,325	New York, NY, Industrial Development Agency, (Yankee Stadium), (AGC), 0.00%, 3/1/36	2,015,646
8,600	New York, NY, Industrial Development Agency, (Yankee Stadium), (AGC), 0.00%, 3/1/37	1,579,390
3,100	New York, NY, Industrial Development Agency, (Yankee Stadium), (AGC), 7.00%, 3/1/49	3,526,219

		$8,787,068

Insured-Special Tax Revenue — 8.3%

$50,000	Metropolitan Pier and Exposition Authority, IL, (FSA), (NPFG), 0.00%, 12/15/38	$8,232,500
3,040	Miami-Dade County, FL, Special Obligation, (NPFG), 0.00%, 10/1/35	490,139
5,000	Miami-Dade County, FL, Special Obligation, (NPFG), 0.00%, 10/1/38	625,850
5,610	Miami-Dade County, FL, Special Obligation, (NPFG), 0.00%, 10/1/40	602,458
3,775	New York Convention Center Development Corp., Hotel Occupancy Tax, (AMBAC), 4.75%, 11/15/45	3,152,276
14,850	Puerto Rico Sales Tax Financing, (AMBAC), 0.00%, 8/1/54	821,056

See notes to financial statements

Eaton Vance Municipal Income Trust as of May 31, 2009

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Principal Amount
(000’s omitted)	Security	Value

Insured-Special Tax Revenue (continued)

$8,695	Puerto Rico Sales Tax Financing, (NPFG), 0.00%, 8/1/44	$968,623
17,245	Puerto Rico Sales Tax Financing, (NPFG), 0.00%, 8/1/45	1,799,861
10,850	Puerto Rico Sales Tax Financing, (NPFG), 0.00%, 8/1/46	1,057,658

		$17,750,421

Insured-Student Loan — 6.7%

$4,090	Maine Educational Authority, (AGC), 5.625%, 12/1/27	$4,050,572
1,000	Massachusetts Educational Financing Authority, (AGC), (AMT), 6.35%, 1/1/30	1,012,460
7,940	Massachusetts Educational Financing Authority, (AMBAC), (AMT), 4.70%, 1/1/33	6,236,632
3,000	New Jersey Higher Education Assistance Authority, (AGC), 6.125%, 6/1/30	3,101,640

		$14,401,304

Insured-Transportation — 14.4%

$12,425	Alameda, CA, Corridor Transportation Authority, (NPFG), 0.00%, 10/1/33	$2,792,643
3,500	Chicago, IL, (O’Hare International Airport), (AMBAC), (AMT), 5.375%, 1/1/32	3,151,330
670	Chicago, IL, (O’Hare International Airport), (FSA), 4.50%, 1/1/38	587,764
5,500	Director of the State of Nevada Department of Business and Industry, (Las Vegas Monorail), (AMBAC), 5.375%, 1/1/40	1,709,950
1,000	Director of the State of Nevada Department of Business and Industry, (Las Vegas Monorail), (AMBAC), 5.625%, 1/1/32	310,920
2,100	Maryland Transportation Authority, (FSA), 5.00%, 7/1/41(1)	2,141,412
5,050	Massachusetts Turnpike Authority, Metropolitan Highway System, (NPFG), 5.00%, 1/1/37	4,336,536
3,770	Miami-Dade County, FL, Aviation Revenue, (Miami International Airport), (AGC), (CIFG), (AMT), 5.00%, 10/1/38	3,266,178
3,140	Miami-Dade County, FL, Aviation Revenue, (Miami International Airport), (FSA), (AMT), 5.25%, 10/1/41	2,804,020
9,820	Puerto Rico Highway and Transportation Authority, (AGC), (CIFG), 5.25%, 7/1/41(1)	9,610,883

		$30,711,636

Insured-Water and Sewer — 3.7%

$3,750	Austin, TX, Water and Wastewater, (BHAC), (FSA), 5.00%, 11/15/33(1)	$3,824,775
1,000	Emerald Coast, FL, Utility Authority Revenue, (FGIC), (NPFG), 4.75%, 1/1/31	926,090
3,250	Fernley, NV, Water and Sewer, (AGC), 5.00%, 2/1/38(1)	3,012,230
240	Pearland, TX, Waterworks and Sewer Systems, (FSA), 4.50%, 9/1/34	224,544

		$7,987,639

Lease Revenue / Certificates of Participation — 2.3%

$4,400	Mohave County, AZ, Industrial Development Authority, (Mohave Prison LLC), 8.00%, 5/1/25	$4,931,872

		$4,931,872

Nursing Home — 1.1%

$265	Orange County, FL, Health Facilities Authority, (Westminster Community Care), 6.60%, 4/1/24	$229,946
2,735	Orange County, FL, Health Facilities Authority, (Westminster Community Care), 6.75%, 4/1/34	2,212,998

		$2,442,944

Other Revenue — 14.8%

$58,690	Buckeye Tobacco Settlement Financing Authority, OH, 0.00%, 6/1/47	$1,459,620
1,955	Central Falls, RI, Detention Facility Revenue, 7.25%, 7/15/35	1,367,562
1,535	Main Street National Gas, Inc., GA, Gas Project Revenue, 5.50%, 9/15/27	1,345,182
7,600	Michigan Tobacco Settlement Finance Authority, 6.00%, 6/1/48	5,283,900
2,350	Michigan Tobacco Settlement Finance Authority, 6.875%, 6/1/42	1,916,472
1,500	Mohegan Tribe Indians Gaming Authority, CT, (Public Improvements), 6.25%, 1/1/21(2)	1,084,110
2,300	Northern Tobacco Securitization Corp., AK, 0.00%, 6/1/46	68,126
160	Otero County, NM, (Jail Project Revenue), 5.50%, 4/1/13	152,490
360	Otero County, NM, (Jail Project Revenue), 5.75%, 4/1/18	307,789
100	Otero County, NM, (Jail Project Revenue), 6.00%, 4/1/23	79,353
110	Otero County, NM, (Jail Project Revenue), 6.00%, 4/1/28	82,504
9,000	Salt Verde, AZ, Financial Corp., Senior Gas Revenue, 5.00%, 12/1/37	7,199,640

See notes to financial statements

Eaton Vance Municipal Income Trust as of May 31, 2009

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Principal Amount
(000’s omitted)	Security	Value

Other Revenue (continued)

$4,000	Seminole Tribe, FL, Special Obligation Revenue, 5.25%, 10/1/27(2)	$3,364,560
1,365	Seminole Tribe, FL, Special Obligation Revenue, 5.50%, 10/1/24(2)	1,206,373
1,000	Tennessee Energy Acquisition Corp., Gas Revenue, 5.00%, 2/1/22	888,950
200	Tennessee Energy Acquisition Corp., Gas Revenue, 5.25%, 9/1/26	176,980
6,905	Tobacco Settlement Financing Corp., VA, 0.00%, 6/1/47	188,023
4,180	Tobacco Settlement Financing Corp., VA, 5.00%, 6/1/47	2,477,946
1,500	Tobacco Settlement Management Authority, SC, Escrowed to Maturity, 6.375%, 5/15/30	1,790,460
1,415	White Earth Band of Chippewa Indians, MN, 6.375%, 12/1/26(2)	904,709
295	Willacy County, TX, Local Government Corp., 6.00%, 9/1/10	287,430

		$31,632,179

Senior Living / Life Care — 2.7%

$3,210	Cliff House Trust, PA, (AMT), 6.625%, 6/1/27(9)	$1,746,946
3,240	Logan County, CO, Industrial Development, (TLC Care Choices, Inc.), 6.875%, 12/1/23(8)	2,227,922
2,990	Massachusetts Development Finance Agency, (Linden Ponds, Inc.), 5.75%, 11/15/42	1,820,581

		$5,795,449

Special Tax Revenue — 5.8%

$3,280	Bell Mountain Ranch, CO, Metropolitan District, 6.625%, 11/15/25	$3,044,627
80	Covington Park, FL, Community Development District, (Capital Improvements), 5.00%, 5/1/21	77,415
500	Covington Park, FL, Community Development District, (Capital Improvements), 5.00%, 5/1/31	421,715
225	Dupree Lakes, FL, Community Development District, 5.00%, 11/1/10	161,888
205	Dupree Lakes, FL, Community Development District, 5.00%, 5/1/12	133,014
350	Dupree Lakes, FL, Community Development District, 5.375%, 5/1/37	213,119
305	Heritage Harbor South, FL, Community Development District, (Capital Improvements), 6.20%, 5/1/35	266,341
220	Heritage Springs, FL, Community Development District, 5.25%, 5/1/26	175,208
190	Longleaf, FL, Community Development District, 6.20%, 5/1/09(10)	95,000
1,150	New Jersey Economic Development Authority, (Cigarette Tax), 5.50%, 6/15/24	974,924
2,115	New Jersey Economic Development Authority, (Cigarette Tax), 5.75%, 6/15/29	1,739,884
340	New River, FL, Community Development District, (Capital Improvements), 5.00%, 5/1/13	145,486
140	New River, FL, Community Development District, (Capital Improvements), 5.35%, 5/1/38	56,105
340	North Springs, FL, Improvement District, (Heron Bay), 5.20%, 5/1/27	203,714
560	North Springs, FL, Improvement District, (Heron Bay), 7.00%, 5/1/19	560,000
970	River Hall, FL, Community Development District, (Capital Improvements), 5.45%, 5/1/36	502,867
470	Southern Hills, FL, Plantation I Community Development District, 5.80%, 5/1/35	270,320
600	Sterling Hill, FL, Community Development District, 6.20%, 5/1/35	499,848
840	Tisons Landing, FL, Community Development District, 5.625%, 5/1/37(10)	298,284
700	University Square, FL, Community Development District, 6.75%, 5/1/20	692,776
670	Waterlefe, FL, Community Development District, 6.95%, 5/1/31	630,932
175	West Palm Beach, FL, Community Redevelopment Agency, (Northwood Pleasant Community), 5.00%, 3/1/29	147,039
1,270	West Palm Beach, FL, Community Redevelopment Agency, (Northwood Pleasant Community), 5.00%, 3/1/35	1,000,176

		$12,310,682

Transportation — 8.0%

$1,500	Augusta, GA, (AMT), 5.35%, 1/1/28	$1,009,260
915	Branson, MO, Regional Airport Transportation Development District, (Branson Airport LLC), (AMT), 6.00%, 7/1/25	644,846
2,670	Branson, MO, Regional Airport Transportation Development District, (Branson Airport LLC), (AMT), 6.00%, 7/1/37	1,722,097
1,000	Los Angeles Department of Airports, CA, (Los Angeles International Airport), (AMT), 5.375%, 5/15/33	959,050
4,000	Miami-Dade County, FL, Aviation Revenue, 5.50%, 10/1/36	3,889,520
1,515	North Texas Tollway Authority Revenue, 5.75%, 1/1/38	1,493,987
7,290	Port Authority of New York and New Jersey, (AMT), 5.75%, 3/15/35(1)	7,373,543

		$17,092,303

See notes to financial statements

Eaton Vance Municipal Income Trust as of May 31, 2009

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Principal Amount
(000’s omitted)	Security	Value

Water and Sewer — 1.2%

$3,405	Massachusetts Water Resources Authority, 4.00%, 8/1/46(3)	$2,667,205

		$2,667,205

Total Tax-Exempt Investments — 185.3%
(identified cost $446,500,424)		$396,696,494

Auction Preferred Shares Plus Cumulative
Unpaid Dividends — (56.1)%		$(120,157,312)

Other Assets, Less Liabilities — (29.2)%		$(62,474,355)

Net Assets Applicable to Common Shares — 100.0%		$214,064,827

AGC - Assured Guaranty Corp.

AMBAC - AMBAC Financial Group, Inc.

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

BHAC - Berkshire Hathaway Assurance Corp.

CIFG - CIFG Assurance North America, Inc.

FGIC - Financial Guaranty Insurance Company

FNMA - Federal National Mortgage Association

FSA - Financial Security Assurance, Inc.

GNMA - Government National Mortgage Association

NPFG - National Public Finance Guaranty Corp.

At May 31, 2009, the concentration of the Fund’s investments in the various states, determined as a percentage of total investments, is as follows:

New York	14.1%
California	10.5%
Others, representing less than 10% individually	75.4%

The Fund invests primarily in debt securities issued by municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at May 31, 2009, 31.4% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 1.1% to 11.3% of total investments.

(1)	Security represents the underlying municipal bond of a tender option bond trust (see Note 1H).

(2)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2009, the aggregate value of these securities is $19,211,916 or 9.0% of the Fund’s net assets applicable to common shares.

(3)	Security (or a portion thereof) has been pledged as collateral for open swap contracts or inverse floating-rate security transactions.

(4)	When-issued security.

(5)	Security is subject to a shortfall agreement which may require the Fund to pay amounts to a counterparty in the event of a significant decline in the market value of the security underlying the inverse floater. In case of a shortfall, the maximum potential amount of payments the Fund could ultimately be required to make under the agreement is $1,640,000. However, such shortfall payment would be reduced by the proceeds from the sale of the security underlying the inverse floater.

(6)	Security has been issued as a leveraged inverse floater bond. The stated interest rate represents the rate in effect at May 31, 2009.

(7)	Security (or a portion thereof) has been segregated to cover payable for when-issued securities.

(8)	Security is in default and is making only partial interest payments.

(9)	Security is in default with respect to scheduled principal payments.

(10)	Defaulted bond.

See notes to financial statements

Eaton Vance Municipal Income Trust as of May 31, 2009

FINANCIAL STATEMENTS (Unaudited)

Statement of Assets and Liabilities

As of May 31, 2009

Assets

Investments, at value (identified cost, $446,500,424)	$396,696,494
Interest receivable	7,096,698
Receivable for investments sold	215,459
Deferred debt issuance costs	94,841
Other assets	35,067

Total assets	$404,138,559

Liabilities

Payable for floating rate notes issued	$62,460,000
Payable for when-issued securities	917,378
Payable for open swap contracts	789,767
Distributions payable	1,216,306
Due to custodian	3,625,123
Payable to affiliates:
Investment adviser fee	319,487
Administration fee	61,599
Trustees’ fees	2,465
Interest expense and fees payable	361,963
Accrued expenses	162,332

Total liabilities	$69,916,420

Auction preferred shares (4,806 shares outstanding) at liquidation value plus cumulative unpaid dividends	$120,157,312

Net assets applicable to common shares	$214,064,827

Sources of Net Assets

Common shares, $0.01 par value, unlimited number of shares authorized	$224,034
Additional paid-in capital	301,445,345
Accumulated net realized loss	(38,360,590)
Accumulated undistributed net investment income	1,349,735
Net unrealized depreciation	(50,593,697)

Net assets applicable to common shares	$214,064,827

Common Shares Outstanding

22,403,399

Net Asset Value Per Common Share

Net assets applicable to common shares ÷ common shares issued and outstanding	$9.56

Statement of Operations

For the Six Months Ended
May 31, 2009

Investment Income

Interest	$10,383,381

Total investment income	$10,383,381

Expenses

Investment adviser fee	$958,637
Administration fee	273,896
Trustees’ fees and expenses	7,791
Custodian fee	124,068
Transfer and dividend disbursing agent fees	13,934
Legal and accounting services	88,083
Printing and postage	19,872
Interest expense and fees	500,152
Preferred shares service fee	101,463
Miscellaneous	58,927

Total expenses	$2,146,823

Deduct —
Reduction of custodian fee	$8,157

Total expense reductions	$8,157

Net expenses	$2,138,666

Net investment income	$8,244,715

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$(15,461,959)
Financial futures contracts	(5,154,492)
Swap contracts	1,551,941

Net realized loss	$(19,064,510)

Change in unrealized appreciation (depreciation) —
Investments	$38,814,290
Financial futures contracts	2,309,083
Swap contracts	3,330,431

Net change in unrealized appreciation (depreciation)	$44,453,804

Net realized and unrealized gain	$25,389,294

Distributions to preferred shareholders

From net investment income	$(445,853)

Net increase in net assets from operations	$33,188,156

See notes to financial statements

Eaton Vance Municipal Income Trust as of May 31, 2009

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

For the Six Months Ended May 31, 2009
	Six Months Ended
Increase (Decrease)	May 31, 2009	Year Ended
in Net Assets	(Unaudited)	November 30, 2008

From operations —
Net investment income	$8,244,715	$18,380,790
Net realized loss from investment transactions, financial futures contracts and swap contracts	(19,064,510)	(6,883,712)
Net change in unrealized appreciation (depreciation) from investments, financial futures contracts and swap contracts	44,453,804	(101,099,926)
Distributions to preferred shareholders —
From net investment income	(445,853)	(4,438,397)

Net increase (decrease) in net assets from operations	$33,188,156	$(94,041,245)

Distributions to common shareholders —
From net investment income	$(8,494,629)	$(13,895,574)

Total distributions to common shareholders	$(8,494,629)	$(13,895,574)

Capital share transactions —
Reinvestment of distributions to common shareholders	$757,962	$1,216,140
Issued in connection with tax-free reorganization (see Note 11)	48,359,695	—

Net increase in net assets from capital share transactions	$49,117,657	$1,216,140

Net increase (decrease) in net assets	$73,811,184	$(106,720,679)

Net Assets Applicable to Common Shares

At beginning of period	$140,253,643	$246,974,322

At end of period	$214,064,827	$140,253,643

Accumulated undistributed net investment income included in net assets applicable to common shares

At end of period	$1,349,735	$2,045,502

Statement of Cash Flows

For the Six Months
Cash Flows From Operating Activities	Ended May 31, 2009

Net increase in net assets from operations	$33,188,156
Distributions to preferred shareholders	445,853

Net increase in net assets from operations excluding distributions to preferred shareholders	$33,634,009
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Investments purchased	(72,440,561)
Investments sold	87,814,836
Net accretion/amortization of premium (discount)	(5,998,151)
Amortization of deferred debt issuance costs	8,283
Decrease in interest receivable	383,278
Decrease in receivable for investments sold	4,369,869
Increase in other assets	(35,067)
Decrease in payable for investments purchased	(12,532,880)
Increase in payable for when-issued securities	917,378
Decrease in payable for variation margin on open financial futures contracts	(337,500)
Decrease in payable for open swap contracts	(3,330,431)
Increase in payable to affiliate for investment adviser fee	111,559
Increase in payable to affiliate for administration fee	2,163
Decrease in payable to affiliate for Trustees’ fees	(10,134)
Decrease in interest expense and fees payable	(36,627)
Decrease in accrued expenses	(91,823)
Net change in unrealized (appreciation) depreciation from investments	(38,814,290)
Net realized (gain) loss from investments	15,461,959
Cash acquired in connection with tax-free reorganization (see Note 11)	104,275

Net cash provided by operating activities	$9,180,145

Cash Flows From Financing Activities

Cash distributions paid to common shareholders, net of reinvestments	$(6,520,361)
Distributions to preferred shareholders	(457,528)
Liquidation of auction preferred shares	(9,850,000)
Proceeds from secured borrowings	21,060,000
Repayments of secured borrowings	(14,585,000)
Increase in due to custodian	1,172,744

Net cash used in financing activities	$(9,180,145)

Net change in cash	$—

Cash at beginning of period	$—

Cash at end of period	$—

Supplemental disclosure of cash flow information:

Noncash operating activities not included herein consist of:
Acquisition of net assets in connection with tax-free reorganization (see Note 11), less cash acquired	$48,255,420

Noncash financing activities not included herein consist of:
Reinvestment of dividends and distributions	$757,962
Issuance of shares of the Fund in connection with tax-free reorganization (see Note 11)	$48,359,695

See notes to financial statements

Eaton Vance Municipal Income Trust as of May 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

Selected data for a common share outstanding during the periods stated

	Six Months Ended		Year Ended November 30,
	May 31, 2009
	(Unaudited)		2008	2007	2006	2005	2004

Net asset value — Beginning of period (Common shares)	$8.110		$14.370	$15.880	$14.470	$13.950	$14.090

Income (loss) from operations

Net investment income(1)	$0.473		$1.067	$1.076	$1.100	$1.165	$1.268
Net realized and unrealized gain (loss)	1.423		(6.262)	(1.518)	1.444	0.611	(0.128)
Distributions to preferred shareholders from net investment income(1)	(0.026)		(0.258)	(0.278)	(0.252)	(0.151)	(0.090)

Total income (loss) from operations	$1.870		$(5.453)	$(0.720)	$2.292	$1.625	$1.050

Less distributions to common shareholders

From net investment income	$(0.420)		$(0.807)	$(0.790)	$(0.882)	$(1.105)	$(1.190)

Total distributions to common shareholders	$(0.420)		$(0.807)	$(0.790)	$(0.882)	$(1.105)	$(1.190)

Net asset value — End of period (Common shares)	$9.560		$8.110	$14.370	$15.880	$14.470	$13.950

Market value — End of period (Common shares)	$10.510		$8.450	$13.300	$16.010	$14.960	$16.150

Total Investment Return on Net Asset Value(2)	23.83	%(9)	(39.72)%	(4.62)%	16.33%	11.56%	7.28%

Total Investment Return on Market Value(2)	30.66	%(9)	(32.13)%	(12.44)%	13.43%	(0.38)%	12.54%

See notes to financial statements

Eaton Vance Municipal Income Trust as of May 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

Selected data for a common share outstanding during the periods stated

	Six Months Ended		Year Ended November 30,
	May 31, 2009
	(Unaudited)		2008	2007		2006	2005	2004

Ratios/Supplemental Data

Net assets applicable to common shares, end of period (000’s omitted)	$214,065		$140,254	$246,974		$272,274	$246,915	$236,303
Ratios (as a percentage of average daily net assets applicable to common shares):(3)
Expenses excluding interest and fees	2.27	%(4)	1.84%	1.71	%(5)	1.76%	1.79%	1.79%
Interest and fee expense(6)	0.69	%(4)	0.73%	1.35%		1.46%	0.95%	0.80%
Total expenses before custodian fee reduction	2.96	%(4)	2.57%	3.06	%(5)	3.22%	2.74%	2.59%
Expenses after custodian fee reduction excluding interest and fees	2.26	%(4)	1.82%	1.70	%(5)	1.75%	1.78%	1.78%
Net investment income	11.38	%(4)	8.45%	7.02%		7.27%	8.08%	9.14%
Portfolio Turnover	22	%(9)	53%	37%		41%	28%	21%

The ratios reported above are based on net assets applicable solely to common shares. The ratios based on net assets, including amounts related to preferred shares, are as follows:
Ratios (as a percentage of average daily net assets applicable to common shares and preferred shares):(3)
Expenses excluding interest and fees	1.34	%(4)	1.17%	1.14	%(5)	1.17%	1.17%	1.15%
Interest and fee expense(6)	0.41	%(4)	0.47%	0.90%		0.97%	0.62%	0.51%
Total expenses before custodian fee reduction	1.75	%(4)	1.64%	2.04	%(5)	2.14%	1.79%	1.66%
Expenses after custodian fee reduction excluding interest and fees	1.33	%(4)	1.16%	1.14	%(5)	1.17%	1.16%	1.14%
Net investment income	6.71	%(4)	5.40%	4.69%		4.83%	5.27%	5.86%

Senior Securities:
Total preferred shares outstanding	4,806		4,394	5,240		5,240	5,240	5,240
Asset coverage per preferred share(7)	$69,543		$56,919	$72,138		$76,963	$72,128	$70,112
Involuntary liquidation preference per preferred share(8)	$25,000		$25,000	$25,000		$25,000	$25,000	$25,000
Approximate market value per preferred share(8)	$25,000		$25,000	$25,000		$25,000	$25,000	$25,000

(1)	Computed using average common shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested.

(3)	Ratios do not reflect the effect of dividend payments to preferred shareholders.

(4)	Annualized.

(5)	The investment adviser was allocated a portion of the Fund’s operating expenses (equal to less than 0.005% of average daily net assets for the year ended November 30, 2007). Absent this allocation, total return would be lower.

(6)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1H).

(7)	Calculated by subtracting the Fund’s total liabilities (not including the preferred shares) from the Fund’s total assets, and dividing the result by the number of preferred shares outstanding.

(8)	Plus accumulated and unpaid dividends.

(9)	Not annualized.

See notes to financial statements

Eaton Vance Municipal Income Trust as of May 31, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1   Significant Accounting Policies

Eaton Vance Municipal Income Trust (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a non-diversified, closed-end management investment company. The Fund seeks to provide current income exempt from regular federal income tax.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Municipal bonds and taxable obligations, if any, are generally valued on the basis of valuations furnished by a pricing vendor, as derived from such vendor’s pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, benchmark curves or information pertaining to the issuer. The pricing vendor may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Financial futures contracts and options on financial futures contracts listed on one or more exchanges are valued based on the last sale price on any exchange on which such contract is listed. Interest rate swaps are normally valued using valuations provided by pricing vendors. Such vendor valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract. Future cash flows are discounted to their present value using swap quotations provided by electronic data services or by broker/dealers. Short-term obligations, maturing in sixty days or less, are generally valued at amortized cost, which approximates market value. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that most fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions and Related Income — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its taxable, if any, and tax-exempt net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. The Fund intends to satisfy conditions which will enable it to designate distributions from the interest income generated by its investments in municipal obligations, which are exempt from regular federal income tax when received by the Fund, as exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item to shareholders.

At November 30, 2008, the Fund, for federal income tax purposes, had a capital loss carryforward of $21,195,899 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on November 30, 2009 ($5,266,337), November 30, 2011 ($2,541,236), November 30, 2012 ($2,698,493) and November 30, 2016 ($10,689,833).

As of May 31, 2009, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended November 30, 2008 remains subject to examination by the Internal Revenue Service.

D  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

E  Legal Fees — Legal fees and other related expenses incurred as part of negotiations of the terms and requirement of capital infusions, or that are expected to

Eaton Vance Municipal Income Trust as of May 31, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

result in the restructuring of, or a plan of reorganization for, an investment are recorded as realized losses. Ongoing expenditures to protect or enhance an investment are treated as operating expenses.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Fund. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Floating Rate Notes Issued in Conjunction with Securities Held — The Fund may invest in inverse floating rate securities, also referred to as tender option bonds (TOBs), whereby the Fund may sell a fixed rate bond to a broker for cash. At the same time, the Fund buys a residual interest in the assets and cash flows of a Special-Purpose Vehicle (the SPV), (which is generally organized as a trust), set up by the broker, often referred to as an inverse floating rate obligation (Inverse Floater). The broker deposits a fixed rate bond into the SPV with the same CUSIP number as the fixed rate bond sold to the broker by the Fund, and which may have been, but is not required to be, the fixed rate bond purchased from the Fund (the Fixed Rate Bond). The SPV also issues floating rate notes (Floating Rate Notes) which are sold to third-parties. The Inverse Floater held by the Fund gives the Fund the right (1) to cause the holders of the Floating Rate Notes to tender their notes at par, and (2) to have the broker transfer the Fixed Rate Bond held by the SPV to the Fund, thereby terminating the SPV. Should the Fund exercise such right, it would pay the broker the par amount due on the Floating Rate Notes and exchange the Inverse Floater for the underlying Fixed Rate Bond. Pursuant to Financial Accounting Standards Board (FASB) Statement No. 140, “Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities” (FAS 140), the Fund accounts for the transaction described above as a secured borrowing by including the Fixed Rate Bond in its Portfolio of Investments and the Floating Rate Notes as a liability under the caption “Payable for floating rate notes issued” in its Statement of Assets and Liabilities. The Floating Rate Notes have interest rates that generally reset weekly and their holders have the option to tender their notes to the broker for redemption at par at each reset date. Interest expense related to the Fund’s liability with respect to Floating Rate Notes is recorded as incurred. The SPV may be terminated by the Fund, as noted above, or by the broker upon the occurrence of certain termination events as defined in the trust agreement, such as a downgrade in the credit quality of the underlying bond, bankruptcy of or payment failure by the issuer of the underlying bond, the inability to remarket Floating Rate Notes that have been tendered due to insufficient buyers in the market, or the failure by the SPV to obtain renewal of the liquidity agreement under which liquidity support is provided for the Floating Rate Notes up to one year. Structuring fees paid to the liquidity provider upon the creation of an SPV have been recorded as debt issuance costs and are being amortized as interest expense to the expected maturity date of the related trust. At May 31, 2009, the amount of the Fund’s Floating Rate Notes outstanding and the related collateral were $62,460,000 and $73,418,625, respectively. The range of interest rates on Floating Rate Notes outstanding at May 31, 2009 was 0.30% to 1.00%.

The Fund may enter into shortfall and forbearance agreements with the broker by which the Fund agrees to reimburse the broker, in certain circumstances, for the difference between the liquidation value of the Fixed Rate Bond held by the SPV and the liquidation value of the Floating Rate Notes, as well as any shortfalls in interest cash flows. The Fund’s exposure under shortfall and forbearance agreements that were entered into as of May 31, 2009 was approximately $211,000.

The Fund may also purchase Inverse Floaters from brokers in a secondary market transaction without first owning the underlying fixed rate bond. Such transactions are not required to be treated as secured borrowings. Shortfall agreements, if any, related to Inverse Floaters purchased in a secondary market transaction are disclosed in the Portfolio of Investments. The Fund’s investment policies and restrictions expressly permit investments in Inverse Floaters. Inverse floating rate securities typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality and maturity. These securities tend to underperform the market for fixed rate bonds in a rising long-term interest rate environment, but tend to outperform the market for fixed rate bonds when long-term interest rates decline. The value and income of inverse floating rate securities are generally more volatile than that of a fixed rate bond. The Fund’s investment policies do not allow the Fund to borrow money for purposes of making investments. Management believes that the Fund’s restrictions on borrowing money and issuing senior securities (other than as specifically permitted) do not apply to Floating Rate Notes issued by

Eaton Vance Municipal Income Trust as of May 31, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

the SPV and included as a liability in the Fund’s Statement of Assets and Liabilities. As secured indebtedness issued by an SPV, Floating Rate Notes are distinct from the borrowings and senior securities to which the Fund’s restrictions apply. Inverse Floaters held by the Fund are securities exempt from registration under Rule 144A of the Securities Act of 1933.

I  Financial Futures Contracts — The Fund may enter into financial futures contracts. The Fund’s investment in financial futures contracts is designed for hedging against changes in interest rates or as a substitute for the purchase of securities. Upon entering into a financial futures contract, the Fund is required to deposit with the broker, either in cash or securities an amount equal to a certain percentage of the purchase price (initial margin). Subsequent payments, known as variation margin, are made or received by the Fund each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Fund. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. In entering such contracts, the Fund bears the risk if the counterparties do not perform under the contracts’ terms.

J  Interest Rate Swaps — The Fund may enter into interest rate swap agreements to enhance return, to hedge against fluctuations in securities prices or interest rates, or as substitution for the purchase or sale of securities. Pursuant to these agreements, the Fund makes periodic payments at a fixed interest rate and, in exchange, receives payments based on the interest rate of a benchmark industry index. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. The value of the swap is determined by changes in the relationship between two rates of interest. The Fund is exposed to credit loss in the event of non-performance by the swap counterparty. Risk may also arise from movements in interest rates.

K  When-Issued Securities and Delayed Delivery Transactions — The Fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Fund maintains security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

L  Statement of Cash Flows — The cash amount shown in the Statement of Cash Flows of the Fund is the amount included in the Fund’s Statement of Assets and Liabilities and represents the cash on hand at its custodian and does not include any short-term investments.

M  Interim Financial Statements — The interim financial statements relating to May 31, 2009 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Fund’s management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2   Auction Preferred Shares

The Fund issued 2,620 Series A and Series B Auction Preferred Shares (APS) on March 1, 1999 in a public offering. The underwriting discount and other offering costs incurred in connection with the offering were recorded as a reduction of the paid-in capital of the common shares. The Fund issued 806 Series C APS on May 28, 2009 in connection with the acquisition of Eaton Vance National Municipal Income Trust (see Note 11). Dividends on the APS, which accrue daily, are cumulative at rates which are reset every seven days by an auction, unless a special dividend period has been set. If the APS auctions do not successfully clear, the dividend payment rate over the next period for the APS holders is set at a specified maximum applicable rate until such time as the APS auctions are successful. The maximum applicable rate on the APS is 110% (150% for taxable distributions) of the greater of the 1) “AA” Financial Composite Commercial Paper Rate or 2) Taxable Equivalent of the Short-Term Municipal Obligation Rate on the date of the auction. Series of APS are identical in all respects except for the reset dates of the dividend rates.

During the six months ended May 31, 2009, the Fund made a partial redemption of its APS at a liquidation price of $25,000 per share. The number of APS redeemed and redemption amount (excluding the final dividend payment) during the six months ended May 31, 2009 and the number of APS issued and outstanding as of May 31, 2009 are as follows:

	APS		APS
	Redeemed	Redemption	Issued and
	During the Period	Amount	Outstanding

Series A	197	$4,925,000	2,000
Series B	197	4,925,000	2,000
Series C	—	—	806

Eaton Vance Municipal Income Trust as of May 31, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

The APS are redeemable at the option of the Fund at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends, on any dividend payment date. The APS are also subject to mandatory redemption at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends, if the Fund is in default for an extended period on its asset maintenance requirements with respect to the APS. If the dividends on the APS remain unpaid in an amount equal to two full years’ dividends, the holders of the APS as a class have the right to elect a majority of the Board of Trustees. In general, the holders of the APS and the common shares have equal voting rights of one vote per share, except that the holders of the APS, as a separate class, have the right to elect at least two members of the Board of Trustees. The APS have a liquidation preference of $25,000 per share, plus accumulated and unpaid dividends. The Fund is required to maintain certain asset coverage with respect to the APS as defined in the Fund’s By-Laws and the 1940 Act. The Fund pays an annual fee equivalent to 0.15% (0.25% prior to March 2009) of the liquidation value of the APS to broker-dealers as a service fee if the auctions are unsuccessful; otherwise, the annual fee is 0.25%.

3   Distributions to Shareholders

The Fund intends to make monthly distributions of net investment income to common shareholders, after payment of any dividends on any outstanding APS. In addition, at least annually, the Fund intends to distribute all or substantially all of its net realized capital gains, (reduced by available capital loss carryforwards from prior years, if any). Distributions to common shareholders are recorded on the ex-dividend date. Distributions to preferred shareholders are recorded daily and are payable at the end of each dividend period. The dividend rates for the APS at May 31, 2009, and the amount of dividends paid (including capital gains, if any) to APS shareholders, average APS dividend rates (annualized), and dividend rate ranges for the six months then ended were as follows:

	APS	Dividends	Average APS	Dividend
	Dividend Rates at	Paid to APS	Dividend	Rate
	May 31, 2009	Shareholders	Rates	Ranges (%)

Series A	0.56%	$224,391	0.90%	0.56–1.76
Series B	0.52	220,318	0.88	0.52–1.72
Series C*	0.52	1,144	0.52	0.52

*	The Fund issued Series C APS on May 28, 2009 in connection with the acquisition of Eaton Vance National Municipal Income Trust (see Note 11).

Beginning February 14, 2008 and consistent with the patterns in the broader market for auction-rate securities, the Fund’s APS auctions were unsuccessful in clearing due to an imbalance of sell orders over bids to buy the APS. As a result, the dividend rates of the APS were reset to the maximum applicable rate. The table above reflects such maximum dividend rate for each series as of May 31, 2009.

The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

4   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Eaton Vance Management (EVM) as compensation for investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.70% of the Fund’s average weekly gross assets and is payable monthly. Average weekly gross assets include the principal amount of any indebtedness for money borrowed, including debt securities issued by the Fund, and the amount of any outstanding APS issued by the Fund. Pursuant to a fee reduction agreement with EVM, average weekly gross assets are calculated by adding to net assets the liquidation value of the Fund’s APS then outstanding and the amount payable by the Fund to floating rate note holders, such adjustment being limited to the value of the APS outstanding prior to any APS redemptions by the Fund. The administration fee is earned by EVM for administering the business affairs of the Fund and is computed at an annual rate of 0.20% of the Fund’s average weekly gross assets. For the six months ended May 31, 2009, the investment adviser fee and administration fee were $958,637 and $273,896, respectively.

Except for Trustees of the Fund who are not members of EVM’s organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the six months ended May 31, 2009, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

5   Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $72,440,561 and $87,814,836, respectively, for the six months ended May 31, 2009.

Eaton Vance Municipal Income Trust as of May 31, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

6   Common Shares of Beneficial Interest

Common share transactions for the six months ended May 31, 2009 and the year ended November 30, 2008 were as follows:

	Six Months Ended
	May 31, 2009	Year Ended
	(Unaudited)	November 30, 2008

Issued pursuant to the Fund’s dividend reinvestment plan	83,616	101,741
Issued in connection with the acquisition of Eaton Vance National Municipal Income Trust	5,027,606	—

Total	5,111,222	101,741

7   Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Fund at May 31, 2009, as determined on a federal income tax basis, were as follows:

Aggregate cost	$384,713,380

Gross unrealized appreciation	$6,611,435
Gross unrealized depreciation	(57,088,321)

Net unrealized depreciation	$(50,476,886)

8   Overdraft Advances

Pursuant to the custodian agreement, SSBT may, in its discretion, advance funds to the Fund to make properly authorized payments. When such payments result in an overdraft, the Fund is obligated to repay SSBT at the current rate of interest charged by SSBT for secured loans (currently, a rate above the Federal Funds rate). This obligation is payable on demand to SSBT. SSBT has a lien on the Fund’s assets to the extent of any overdraft. At May 31, 2009, the Fund had a payment due to SSBT pursuant to the foregoing arrangement of $3,625,123.

9   Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include financial futures contracts and interest rate swaps and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

A summary of obligations under these financial instruments at May 31, 2009 is as follows:

Interest Rate Swaps

		Annual	Floating	Effective Date/	Net
	Notional	Fixed Rate	Rate	Termination	Unrealized
Counterparty	Amount	Paid By Fund	Paid To Fund	Date	Depreciation

JPMorgan Chase Co.	$6,712,500	4.743%	3-month USD-LIBOR-BBA	September 14, 2009/ September 14, 2039	$(789,767)

The effective date represents the date on which the Fund and the counterparty to the interest rate swap contract begin interest payment accruals.

At May 31, 2009, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

The Fund adopted FASB Statement of Financial Accounting Standards No. 161 (FAS 161), “Disclosures about Derivative Instruments and Hedging Activities”, effective December 1, 2008. FAS 161 requires enhanced disclosures about an entity’s derivative and hedging activities, including qualitative disclosures about the objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk related contingent features in derivative instruments. The disclosure below includes additional information as a result of implementing FAS 161.

The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. Because the Fund holds fixed-rate bonds, the value of these bonds may decrease if interest rates rise. To hedge against this risk, the Fund may enter into interest rate swap contracts. The Fund may also purchase and sell U.S. Treasury futures contracts to hedge against changes in interest rates.

The fair value of derivative instruments (not accounted for as hedging instruments under FASB Statement of Financial Accounting Standards No. 133 (FAS 133)) in a liability position and whose primary underlying risk exposure is interest rate risk at May 31, 2009 was $789,767. Such amount is included in the following accounts on the Statement of Assets and Liabilities: Payable for open swap contracts; Net unrealized depreciation.

The effect of derivative instruments (not accounted for as hedging instruments under FAS 133) on the Statement of

Eaton Vance Municipal Income Trust as of May 31, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

Operations and whose primary underlying risk exposure is interest rate risk for the six months ended May 31, 2009 was as follows:

Change in
Unrealized
	Realized Gain	Appreciation
	(Loss) on	(Depreciation) on
	Derivatives	Derivatives
	Recognized in	Recognized in
Derivative	Income(1)	Income(2)

Interest rate contracts	$(3,602,551)	$5,639,514

(1)	Statement of Operations location: Net realized gain (loss) – Financial futures contracts and swap contracts.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Financial futures contracts and swap contracts.

The average notional amounts of futures contracts and interest rate swaps outstanding during the six months ended May 31, 2009 were approximately $1,151,000 and $23,152,000, respectively.

10   Fair Value Measurements

FASB Statement of Financial Accounting Standards No. 157 (FAS 157), “Fair Value Measurements”, established a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At May 31, 2009, the inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

		Investments in	Other Financial
	Valuation Inputs	Securities	Instruments*

Level 1	Quoted Prices	$—	$—
Level 2	Other Significant Observable Inputs	396,696,494	(789,767)
Level 3	Significant Unobservable Inputs	—	—

Total		$396,696,494	$(789,767)

*	Other financial instruments are swap contracts not reflected in the Portfolio of Investments, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund held no investments or other financial instruments as of November 30, 2008 whose fair value was determined using Level 3 inputs.

11   Reorganization

Prior to the opening of business on May 28, 2009, the Fund acquired the net assets of Eaton Vance National Municipal Income Trust (National Trust) pursuant to an agreement and plan of reorganization approved by the shareholders of National Trust. The acquisition was accomplished by a tax-free exchange of 5,027,606 common shares of the Fund for the 4,260,513 common shares of National Trust outstanding on May 27, 2009, and 806 newly-issued Series C APS of the Fund with an aggregate liquidation value of $20,150,000 in exchange for 806 APS of National Trust outstanding on May 27, 2009 and having the same aggregate liquidation value. The aggregate net assets attributable to common shares of the Fund immediately before the acquisition were $167,134,870. The net assets attributable to common shares of National Trust at that date of $48,359,695, including $8,944,514 of unrealized depreciation, were combined with those of the Fund, resulting in combined net assets attributable to common shares of $215,494,565.

Eaton Vance Municipal Income Trust

ANNUAL MEETING OF SHAREHOLDERS (Unaudited)

The Fund held its Annual Meeting of Shareholders on March 27, 2009. The following action was taken by the shareholders:

Item 1: The election of Benjamin C. Esty, Ronald A. Pearlman and Lynn A. Stout as Class I Trustees of the Trust for a three-year term expiring in 2012 and Helen Frame Peters as Class III Trustee of the Trust for a term expiring in 2011. Mr. Esty was elected solely by APS shareholders.

Nominee for Trustee	Number of Shares
Elected by APS Shareholders	For	Withheld

Benjamin C. Esty (Class I)	2,278	32

Nominees for Trustee	Number of Shares
Elected by All Shareholders	For	Withheld

Ronald A. Pearlman (Class I)	15,187,347	519,025
Lynn A. Stout (Class I)	15,134,510	571,862
Helen Frame Peters (Class III)	15,178,605	527,767

Eaton Vance Municipal Income Trust

SPECIAL MEETING OF SHAREHOLDERS (Unaudited)

The Fund held a Special Meeting of Shareholders on May 15, 2009. The following action was taken by the shareholders:

Item 1: To approve the issuance of additional common shares in connection with the Agreement and Plan of Reorganization merging Eaton Vance National Municipal Income Trust into Eaton Vance Municipal Income Trust:

Number of Shares
For	Withheld

8,221,887	230,934

Results are rounded to the nearest whole number.

Eaton Vance Municipal Income Trust

DIVIDEND REINVESTMENT PLAN

The Fund offers a dividend reinvestment plan (the Plan) pursuant to which shareholders automatically have dividends and capital gains distributions reinvested in common shares (the Shares) of the Fund unless they elect otherwise through their investment dealer. On the distribution payment date, if the net asset value per Share is equal to or less than the market price per Share plus estimated brokerage commissions, then new Shares will be issued. The number of Shares shall be determined by the greater of the net asset value per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by the Plan Agent. Distributions subject to income tax (if any) are taxable whether or not shares are reinvested.

If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that your shares be re-registered in your name with the Fund’s transfer agent, American Stock Transfer & Trust Company, or you will not be able to participate.

The Plan Agent’s service fee for handling distributions will be paid by the Fund. Each participant will be charged their pro rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Plan Agent at the address noted on the following page. If you withdraw, you will receive shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Plan Agent to have the Plan Agent sell part or all of his or her Shares and remit the proceeds, the Plan Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your shares are held in your own name, you may complete the form on the following page and deliver it to the Plan Agent.

Any inquiries regarding the Plan can be directed to the Plan Agent, American Stock Transfer & Trust Company, at 1-866-439-6787.

Eaton Vance Municipal Income Trust

APPLICATION FOR PARTICIPATION IN DIVIDEND REINVESTMENT PLAN

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

Please print exact name on account:
Shareholder signature                                   Date
Shareholder signature                                   Date

Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

This authorization form, when signed, should be mailed to the following address:

Eaton Vance Municipal Income Trust
c/o American Stock Transfer & Trust Company
P.O. Box 922
Wall Street Station
New York, NY 10269-0560

Number of Employees
The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified, management investment company and has no employees.

Number of Shareholders
As of May 31, 2009, our records indicate that there are 346 registered shareholders and approximately 9,092 shareholders owning the Fund shares in street name, such as through brokers, banks, and financial intermediaries.

If you are a street name shareholder and wish to receive Fund reports directly, which contain important information about the Fund, please write or call:

Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
1-800-262-1122

New York Stock Exchange symbol

The New York Stock Exchange symbol is EVN.

Eaton Vance Municipal Income Trust

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 27, 2009, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board (formerly the Special Committee), which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held in February, March and April 2009. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;
•	Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s proxy voting policies and procedures;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

Eaton Vance Municipal Income Trust

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2009, the Board met eighteen times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met seven, five, six, six and six times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement between Eaton Vance Municipal Income Trust (the “Fund”) and Eaton Vance Management (the “Adviser”), including its fee structure, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. In particular, the Board evaluated, where relevant, the abilities and experience of such investment personnel in analyzing factors such as credit risk and special considerations relevant to investing in municipal bonds. The Board considered the Adviser’s large municipal bond team, which includes portfolio managers and credit specialists who provide services to the Fund. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Fund by senior management.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds.

The Board considered the Adviser’s recommendations for Board action and other steps taken in response to the unprecedented dislocations experienced in the capital markets over recent periods, including sustained periods of high volatility, credit disruption and government intervention. In particular, the Board considered the Adviser’s efforts and expertise with respect to each of the following matters as they relate to the Fund and/or other funds within the Eaton Vance family of funds: (i) negotiating and maintaining the

Eaton Vance Municipal Income Trust

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT’D

availability of bank loan facilities and other sources of credit used for investment purposes or to satisfy liquidity needs; (ii) establishing the fair value of securities and other instruments held in investment portfolios during periods of market volatility and issuer-specific disruptions; and (iii) the ongoing monitoring of investment management processes and risk controls. In addition, the Board considered the Adviser’s actions with respect to the Auction Preferred Shares (“APS”) issued by the Fund, including the Adviser’s efforts to seek alternative forms of debt and other leverage that may over time reduce financing costs associated with APS and enable the Fund to restore liquidity for APS holders.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three- and five-year periods ended September 30, 2008 for the Fund. The Board considered the impact of extraordinary market conditions during 2008 on the Fund’s performance relative to its peer universe in light of, among other things, the Adviser’s strategy of generating current income through investments in higher quality (including insured) municipal bonds with longer maturities. On the basis of the foregoing and other relevant information, the Board concluded that, under the circumstances, the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Fund (referred to collectively as “management fees”). As part of its review, the Board considered the management fees and the Fund’s total expense ratio for the year ended September 30, 2008, as compared to a group of similarly managed funds selected by an independent data provider.

The Board considered the financial resources committed by the Adviser in structuring the Fund at the time of its initial public offering. After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund’s total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized with and without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Fund.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board also considered the fact that the Fund is not continuously offered and concluded that, in light of the level of the adviser’s profits with respect to the Fund, the implementation of breakpoints in the advisory fee schedule is not appropriate at this time. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund.

Eaton Vance Municipal Income Trust

OFFICERS AND TRUSTEES

Officers
Robert B. MacIntosh
President

William H. Ahern, Jr.
Vice President

Cynthia J. Clemson
Vice President

Thomas M. Metzold
Vice President

Barbara E. Campbell
Treasurer

Maureen A. Gemma
Secretary and Chief Legal Officer

Paul M. O’Neil
Chief Compliance Officer
Trustees Ralph F. Verni Chairman Benjamin C. Esty Thomas E. Faust Jr. Allen R. Freedman William H. Park Ronald A. Pearlman Helen Frame Peters Heidi L. Steiger Lynn A. Stout

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Investment Adviser and Administrator of Eaton Vance Municipal Income Trust
Eaton Vance Management
Two International Place
Boston, MA 02110

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
American Stock Transfer & Trust Company
59 Maiden Lane
Plaza Level
New York, NY 10038

Eaton Vance Municipal Income Trust
Two International Place
Boston, MA 02110

151-7/09	CE-NASRC

Item 2. Code of Ethics
The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.
Item 3. Audit Committee Financial Expert
The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is the Vice Chairman of Commercial Industrial Finance Corp (specialty finance company). Previously, he served as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm) and as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (“UAM”) (a holding company owning institutional investment management firms).
Item 4. Principal Accountant Fees and Services
Not required in this filing
Item 5. Audit Committee of Listed registrants
Not required in this filing.
Item 6. Schedule of Investments
Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below. The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board’s

Special Committee except as contemplated under the Fund Policy. The Board’s Special Committee will instruct the investment adviser on the appropriate course of action.
The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. The investment adviser will generally vote proxies through the Agent. The Agent is required to vote all proxies and/or refer then back to the investment adviser pursuant to the Policies. It is generally the policy of the investment adviser to vote in accordance with the recommendation of the Agent. The Agent shall refer to the investment adviser proxies relating to mergers and restructurings, and the disposition of assets, termination, liquidation and mergers contained in mutual fund proxies. The investment adviser will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions, except in the case of closed-end management investment companies. The investment adviser generally supports management on social and environmental proposals. The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote or the economic effect on shareholders interests or the value of the portfolio holding is indeterminable or insignificant.
In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients. The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to the personal of the investment adviser identified in the Policies. If such personnel expects to instruct the Agent to vote such proxies in a manner inconsistent with the guidelines of the Policies or the recommendation of the Agent, the personnel will consult with members of senior management of the investment adviser to determine if a material conflict of interests exists. If it is determined that a material conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee.
Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.
Item 8. Portfolio Managers of Closed-End Management Investment Companies
Not required in this filing.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
No such purchases this period.

Item 10. Submission of Matters to a Vote of Security Holders.
No Material Changes.
Item 11. Controls and Procedures
(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.
(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics — Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Eaton Vance Municipal Income Trust

By:	/s/ Robert B. MacIntosh Robert B. MacIntosh
President

Date: July 13, 2009
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Barbara E. Campbell Barbara E. Campbell
Treasurer
Date: July 13, 2009

By:	/s/ Robert B. MacIntosh Robert B. MacIntosh
President

Date: July 13, 2009